SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 24, 2003



                             barnesandnoble.com inc.

             (Exact name of Registrant as Specified in its Charter)

                                    Delaware

                 (State or other Jurisdiction of Incorporation)



                0-26063                                   13-4048787
---------------------------------------       ----------------------
       (Commission File Number)                (IRS Employer Identification No.)

     76 Ninth Avenue, New York, NY                           10011
     ------------------------------------------------     ------------
  (Address of Principal Executive Offices)               (Zip Code)

        Registrant's Telephone Number, Including Area Code (212) 414-6000
                                                           --------------

         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

     Item 9. Regulation FD Disclosure. (Information Provided Under Item 12 - Results of Operations and Financial Condition).

     On July 24, 2003, barnesandnoble.com inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

     The information required by Form 8-K, Item 12--Results of Operations and Financial Condition, is being provided under Item 9 pursuant to SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Use of Non-GAAP Financial Information

         To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles ("GAAP"), the Company uses non-GAAP measures of EBITDA (defined by the Company as net loss before interest, taxes, depreciation and amortization) for the fiscal quarters ended June 30, 2003 and June 30, 2002.

         The Company's management reviews these non-GAAP measures internally to evaluate the Company's performance and manage its operations. In addition, since the Company has historically provided non-GAAP results and guidance to the investment community, the Company believes that the inclusion of non-GAAP financial measures provides consistent and comparable measures to help investors understand the Company's current and future operating results. The non-GAAP measures included in the press release attached hereto as Exhibit 99.1 have been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.




     Item 7. Financial Statements, Financial Information and Exhibits

              (c)  Exhibits

              99.1  Press Release of barneandnoble.com inc., dated July 24, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             barnesandnoble.com inc.
                              (Registrant)




                              By:/s/ Kevin M. Frain
                                 -----------------------------------------------
                                   Name:    Kevin M. Frain
                                   Title:   Chief Financial Officer


Date:   July 24, 2003